UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 18, 2008

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CHINA LOGISTICS GROUP, INC.

(Exact name of registrant as specified in its charter)

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Florida	0-31497	65-1001686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 East Las Olas Boulevard, Suite 710, Fort Lauderdale, Florida 33301

(Address of principal executive offices) (Zip Code)

(954) 527-7780

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Item 3.02

Recent Sales of Unregistered Securities.

Between April 18, 2008 and April 24, 2008, China Logistics Group, Inc. completed the initial private placement of 15.113 units of its securities at an offering price of $0.25 per unit to approximately 32 investors in a private placement exempt from registration under the Securities Act of 1933 in reliance on exemptions provided by Regulation D and Section 4(2) of that act.  Each unit consisted of 1,000,000 shares of common stock, five year Class A warrants to purchase 1,000,000 shares of common stock with an exercise price of $0.35 per share and five year Class B warrants to purchase 1,000,000 shares of common stock with an exercise price of $0.50 per share. The purchasers of the units are certain accredited institutional and individual investors. We received gross proceeds of $3,778,250 in this offering.

We paid Skyebanc, Inc., a broker-dealer and a member of FINRA, a cash commission of $25,938 and issued that firm Class A warrants to purchase 207,500 shares of our common stock as compensation for services to us.  We also paid due diligence fees to certain investors or their advisors in connection with this offering which included an aggregate of $315,625 in cash and Class A warrants to purchase 1,125,000 shares of common stock.  These recipients included China Direct Investments, Inc., a subsidiary of China Direct, Inc., a principal shareholder of our company.  Finally, we paid legal fees to the investors' counsel.  After payment of these fees and costs associated with this offering we received net proceeds of approximately $3,220,000.  Approximately $2,000,000 of the net proceeds will be used by us as a contribution to the registered capital of our subsidiary Shandong Jiajia International Freight & Forwarding Co., Inc. and as additional working capital for that company, approximately $190,000 was used to pay accrued professional fees and the balance of the net proceeds from the transaction will be used for working capital purposes.

Other than the exercise price of the warrant, the terms of the Class A warrants and Class B warrants are identical.  The exercise price of the warrants and the number of shares issuable upon exercise thereof is subject to pro-rata adjustment in the event of stock splits, stock dividends, recapitalizations and similar corporate events.  At any time after the required effective date of the registration statement described below the warrants are exercisable on a cashless basis if on the exercise date the shares of common stock issuable upon the exercise of the warrants are not covered by an effective registration statement.  The exercise of the warrants is also subject to a 4.99% cap on the beneficial ownership that each purchaser may have at any point in time while the securities are outstanding.  This provision, however, is waived during the final 45 days of the exercise period of the warrants.

We agreed to file a registration statement with the Securities and Exchange Commission covering the shares of common stock underlying the warrants so as to permit the public resale thereof.  We will pay all costs associated with the filing of this registration statement.  In the event the registration statement is not filed within 60 days of the closing and declared effective not later than 180 days following the closing date, we are required to pay liquidated damages in an amount equal to 2% for each 30 days (or such lesser pro rata amount for any period of less than 30 days) of the purchase aggregate exercise price of the warrants, but not to exceed in the aggregate 12% of the aggregate exercise price of the warrants. The transaction documents also provide for the payment of liquidated damages to the investors in certain events, including our failure to be a current reporting issuer and/or to maintain an effective registration statement covering the resale of the common shares issued or issuable upon exercise of the warrants.

The Subscription Agreement for the offering provides that while the purchasers own any securities sold in the offering such securities are subject to anti-dilution protections afforded to the purchasers.  In the event we were to issue any shares of common stock or securities convertible into or exercisable for shares of common stock to any third party purchaser at a price per share of common stock or exercise price per share which is less than the per share purchase price of the shares of common stock in this offering, or less than the exercise price per warrant share, respectively, without the consent of the subscribers then holding securities issued in this offering, the purchaser is given the right to apply the lowest such price to the purchase price of shares purchased and still held by the purchaser and to shares issued upon exercise of the warrants and still held by the purchaser (which will result in the issuance of additional shares to the purchaser) and to the exercise price of any unexercised warrants.

In addition, until eight months after the effective date of the registration statement, purchasers will have certain rights of first refusal with respect to subsequent offers, if any, by us for the sale of our securities or debt obligations. The anti-dilution provisions and the right of first refusal do not apply with respect to certain limited exceptions, including strategic license agreements, mergers and similar acquisitions and certain option programs.

Finally, under the terms of the Subscription Agreement for the offering we agreed that:

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until the earlier of the registration statement having been effective for 240 days or the date on which all the shares of common stock sold in the offering, including the shares underlying the warrants, have been sold we will not file any additional registration statements, other than a Form S-8, and

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until the earlier of two years from the closing date or the date on which all shares of common stock sold in the offering, including the shares underlying the warrants, have been sold or transferred we agreed we would not:

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amend our articles of incorporation or bylaws so as to adversely affect the rights of the investors,

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repurchase or otherwise acquire any of our securities or make any dividends or distributions of our securities, or

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prepay any financing related or other outstanding debt obligations.

The descriptions of the terms and conditions of the Subscription Agreement and the warrants set forth herein do not purport to be complete and are qualified in its entirety by reference to the full text of such documents attached hereto as exhibits and incorporated herein by this reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

4.3	Form of warrant
10.11	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

April 24, 2008

CHINA LOGISTICS GROUP, INC.

By:	/s/ V. JEFFREY HARRELL
V. Jeffrey Harrell,
CEO and President

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